UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 616-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 21, 2014, members of management and the board of directors of XenoPort, Inc. (“XenoPort” or the “Company”) will meet with representatives of Institutional Shareholder Services, Inc. (“ISS”) and will make a slide presentation (the “ISS Presentation”) entitled “The Right Strategy and Board to Build Stockholder Value” that contains: (i) an overview of the Company; (ii) information on the Company’s creation of value in its HORIZANT® (gabapentin enacarbil) Extended-Release Tablets; (iii) information on the Company’s execution on development of XP23829; (iv) information on monetizing/creating opportunity for other Company assets; and (v) recommendations from the board of directors of the Company on certain proxy matters that are up for vote at the Company’s annual meeting that is scheduled for June 11, 2014.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	PowerPoint slide presentation, dated May 21, 2014, entitled “The Right Strategy and Board to Build Shareholder Value,” relating to certain proxy matters up for vote at XenoPort’s annual meeting scheduled for June 11, 2014.

Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking” statements, including, without limitation, statements related to the commercial opportunity and value proposition for HORIZANT; potential future sales and commercialization activity for HORIZANT; the XP23829 clinical development program, including the initiation or conduct of planned or potential future clinical trials and regulatory submissions and the timing thereof; expected patent coverage; revenues possible under the Company’s out-license agreement for arbaclofen placarbil that is pending regulatory review; the anticipated sufficiency of XenoPort’s cash reserves to fund its operations through 2015; and the therapeutic and commercial potential of XenoPort’s product candidates, including XP23829. Any statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “could,” “potential”, “believes,” “expects,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to XenoPort’s lack of commercialization experience and its ability to establish and maintain, or contract with third parties to establish and maintain, sufficient capabilities to manufacture and distribute HORIZANT; XenoPort’s ability to successfully market and sell HORIZANT including its ability to obtain uninterrupted drug supply and appropriate pricing and reimbursement for HORIZANT in an increasingly challenging environment; XenoPort’s ability to comply with applicable regulatory guidelines and requirements with respect to the marketing and manufacturing of HORIZANT or with HORIZANT post-marketing commitments or requirements mandated by the U.S. Food and Drug Administration; XenoPort’s need for additional funding and the risk that XenoPort could utilize its available capital resources sooner than it expects; the uncertain results, costs and timing of clinical trials and other studies; and risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results. The Company’s Quarterly Report on Form 10-Q, for the quarter ended March 31, 2014 and filed with the Securities and Exchange Commission on May 9, 2014, contains under the heading “Risk Factors,” a more comprehensive description of risks to which the Company is subject. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: May 21, 2014	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and Chief Financial Officer